U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 30, 2005

                           NEOMEDIA TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-21743                  36-3680347
----------------------------    ------------------------     -------------------
      (State or Other           (Commission File Number)        (IRS Employer
Jurisdiction Incorporation)                                  Identification No.)

 2201 Second Street, Suite 600, Fort
           Myers, Florida                                           33901
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   (Address of Principal Executive                               (Zip Code)
              Offices)

                                (239) - 337-3434
                          ----------------------------
                             (Registrant's Telephone
                          Number, including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT



Distribution Agreement

      On August 30, 2005, NeoMedia Technologies, Inc. ("NeoMedia") signed a definitive distribution agreement (the "Agreement") to bring its NeoMedia Micro Paint Repair business to the People's Republic of China, as well as be a distributor of other automotive aftermarket products. The Agreement, signed with Beijing Sino-US Jinche Yingang Auto Technological Services Limited ("Jinche"), a joint venture operating under the laws of the People's Republic of China, calls for Jinche to serve as a non-exclusive distributor and user of NeoMedia's micro paint repair products, systems and licenses at its automotive service facilities throughout China. The Agreement also calls for Jinche to buy certain automotive aftermarket repair and environmental protection products from NeoMedia. The definitive agreement reached this week culminated talks between the companies and a letter of intent signed and announced in April 2005.

      Founded earlier this year and based in Beijing, Jinche specializes in automobile sales, financing, insurance and repair.

      On August 31, 2005, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NeoMedia Technologies, Inc.
                                            ------------------------------------
                                            (Registrant)


Date: August 30, 2005                       By: /s/ Charles T. Jensen
      ---------------                           --------------------------------
                                            Charles T. Jensen, President,
                                            Chief Executive Officer and Director


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
                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------
  16.1 Distribution Agreement between NeoMedia and Beijing Sino-US Jinche Yingang Auto Technological Services Limited

  16.2       Press release dated August 31, 2005

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